SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  ------------
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 21, 1999


                          BORG-WARNER AUTOMOTIVE, INC.
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               (Exact Name of Registrant as Specified in Charter)


Delaware                              1-12162                         13-3404508
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(State or Other              (Commission File Number)             IRS Employer
Jurisdiction of                                                   Identification
Incorporation)                                                    Number


200 South Michigan Avenue, Chicago, Illinois                      60604
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(Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code: (312) 322-8500

Item 7.  Financial Statements and Exhibits.

(a)   Financial Statements of Business Acquired.

            The   following   consolidated   financial   statements  of  Kuhlman
Corporation and independent public  accountants' report are set forth as Exhibit
99.1 and are incorporated herein by reference:

      Independent Public Accountants' Report.

      Consolidated  Statements of Income for the years ended  December 31, 1998,
            1997 and 1996.

      Consolidated Balance Sheets as of December 31, 1998 and 1997.

      Consolidated  Statements  of Cash Flows for the years ended  December  31,
            1998, 1997 and 1996.

      Consolidated  Statements  of  Shareholders'  Equity  for the  years  ended
            December 31, 1998, 1997 and 1996.

      Notes to Consolidated Financial Statements.

 (b)  Pro Forma Financial Information.

            The  following  pro  forma  financial   information  of  Borg-Warner
Automotive,  giving effect to the merger with Kuhlman,  are set forth as Exhibit
99.2 and are incorporated herein by reference:

      Unaudited Pro Forma Consolidated Financial Statements - Introduction.

      Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 1998.

      Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1998.

      Notes to Unaudited Pro Forma Consolidated Financial Statements.


(c)   Exhibits.

      23.1  Consent of Arthur Andersen LLP

      99.1 Audited financial statements of Kuhlman Corporation as of December 31, 1998 and 1997 and for the years ended December 31, 1998, 1997 and 1996

      99.2 Unaudited pro forma consolidated financial statements related to acquisition of Kuhlman Corporation


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


                                    SIGNATURE

            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  September 21, 1999

                                    BORG-WARNER AUTOMOTIVE, INC.


                                        /s/ Stephanie C. Bransfield
                                    By___________________________________
                                        Name:  Stephanie C. Bransfield
                                        Title: Assistant Secretary

                                  EXHIBIT LIST

                                                                        Page No.

23.1  Consent of Arthur Andersen LLP.

99.1 Audited financial statements of Kuhlman Corporation as of December 31, 1998 and 1997 and for the years ended
      December 31, 1998, 1997 and 1996

99.2 Unaudited pro forma consolidated financial statements related to acquisition of Kuhlman Corporation

                                  Page 4 of 4